SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549


                             FORM 8-K/A

         Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Act of 1934


 Date of Report (Date of earliest event reported) March 22, 1999

                          Jordan Industries,
Inc.                                        (Exact name of registrant as
specified in its charter)


            Illinois             33-24317             36-3598114
          (State or other      (Commission          (I.R.S. Employer
           Jurisdiction         File Number          Identification No.


             ArborLake Centere, Suite 550
             1751 Lake Cook Road, Deerfield, IL              60015
      (Address of principal executive offices)            (Zip Code)


      Registrant's telephone number, including area code (847)945-5591

Item 2.     Acquisition or Deposition of Assets

The following section amends, in its entirety, Item 2 of Form 8-K
previously    filed on April 1, 1999. All amounts in thousands.

On March 22, 1999, the Company purchased Alma Products ("Alma") for
$86,166     including costs related to the transaction. Alma is comprised of three primary product lines: (i) high quality remanufactured torque converters used to supply warranty replacements for automotive transmissions originally sold to Ford, Chrysler, John Deere and Caterpillar, (ii) new and remanufactured air conditioning compressors for original equipment manufacturers including Ford, Chrysler and General Motors, and (iii) new and re-manufactured clutch and disc assemblies used in standard transmissions sold primarily to Ford. The purchase price of $86,166 is made up of cash of $84,077 and the assumption of a $2,089 long-term liability for retiree healthcare benefits.

For the fiscal year ended December 31,1998, Alma had net sales of $73,608 and EBITDA of $14,007.

     The purchase price of $86,166 including costs incurred directly related to the transaction, was preliminarily allocated to working capital of $18,422, property, plant and equipment of $7,885, retiree healthcare benefit obligations of ($2,089), and resulted in an excess purchase price over net identifiable assets of $57,770.

Item 7.     Financial Statements and Exhibits

The following sections (a) and (b) amend, in their entirety, sections (a) and
(b) of Item 7 of Form 8-K previously filed on April 1,1999.

(a) Financial Statements
See Exhibit 28(a) of Item 7(c)

(b) Pro Forma Financial Information

The following unaudited pro forma condensed consolidated statements of operations are based on the historical statements of operations of the Company, adjusted to give effect to the following transactions: (a) the acquisition in 1999 of Alma Products, (b) the issuance of $ 155,000 Senior Notes at 10 3/8% (net proceeds after initial purchase discount $(149,761) and (c) the repayment of $50,000 of outstanding borrowings on the Company's revolving credit facility. The pro forma condensed consolidated statements of operations for the year ended December 31, 1998 were derived from the audited historical statements of operations for the year ended December 31,1998, adjusted to give effect to such transactions as if they occurred as of the beginning of the period.

The pro forma adjustments included in the pro forma condensed consolidated balance sheet and statement of operations are based upon the available information and certain assumptions that management believes are reasonable. With respect to the pro forma acquisition adjustments described in the notes accompanying the condensed consolidated balance sheet and statement of operations, the allocation of the purchase price of Alma Products is preliminary, and subject to final determination by the Company's management. The unaudited pro forma condensed consolidated statement of operations does not purport to represent what the Company's results of operations would actually have been had the transaction in fact occurred as of the beginning of the period presented. In addition, the unaudited pro forma condensed consolidated statement of operations does not purport to project the Company's results of operations for any future date or period.

The pro forma condensed consolidated balance sheet and statement of operations should be read in conjunction with the Company's audited consolidated financial statements which are included in the Company's Annual Report filed on Form 10-K for the year ended December 31, 1998.

(C) Exhibits
28 (a)Alma Products audited financial statements for the years ended December 31, 1998, 1997 and 1996.

                        JORDAN INDUSTRIES, INC
                     UNAUDITED PRO FORMA CONDENSED
                      CONSOLIDATED BALANCE SHEET
                          DECEMBER 31, 1998
                          ($ IN MILLIONS)

ASSETS                                                   Pro Forma
Pro
                                      Historical      Adjustments     Forma
Current assets:
Cash and cash equivalents               $23.0            $2.0      $25.0
Accounts receivable, net                160.6             9.6       70.2
Inventories                             139.7            12.8      152.5
Prepaid expense and other
current assets                           17.7             1.1        18.8
     Total Current Asset                341.0            25.5       366.5

Property, plant and equipment, net      139.6             7.9       147.5
Note receivable from affiliate            1.7               -         1.7
Goodwill, net                           491.5            65.5       557.0
Other assets                             70.1            13.6        83.7
     Total Assets                    $1,043.9          $112.5    $1,156.4

LIABILITIES AND NET CAPITAL DEFICIENCY

Current liabilities:
Accounts payable                        $70.8            $6.6       $77.4
Accrued liabilities                      69.5             4.0        73.5
Advance deposits                          5.6              -          5.6
Current portion of long-term debt         6.1              -          6.1
     Total Current Liabilities          152.0            10.6       162.6

Long-term debt                        1,059.4            99.8     1,159.2
Other non-current liabilities            12.8             2.1        14.9
Deferred income taxes                     1.4              -          1.4
Minority interest                         0.8              -          0.8
Preferred stock                          25.6              -         25.6
Net capital deficiency                 (208.1)             -       (208.1)
     Total Liabilities and
     Net Capital Deficiency          $1,043.9         $112.5     $1,156.4

See notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet and Statement of Operations.

                            JORDAN INDUSTRIES, INC
                        UNAUDITED PRO FORMA CONDENSED
                  CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE YEAR ENDED DECEMBER 31, 1998
                              ($ in millions)

                                                       Pro Forma          Pro
                                   Historical         Adjustments        Forma


Net Sales                          $    943.6         $      73.6    $1,017.2
Cost of sales (excluding
depreciation                            601.4                56.0       657.4
Selling, general &
administrative expenses                 193.4                 3.6       197.0

Operating income before
depreciation and amortization
of goodwill and other
intangibles                             148.8                14.0       162.8

Depreciation                             23.2                 1.2        24.4
Amortization of goodwill
and other intangibles                    21.9                 1.6        23.5
Advisory fees and other                  12.0                  -         12.0

Operating income                         91.7                11.2       102.9

Interest expense                        109.7                13.9       123.6
Interest Income                          (2.2)                 -         (2.2)
Other (income) and expense                6.7                  -          6.7
Loss before income taxes,
minority interest and
extraordinary items                     (22.5)               (2.7)
(25.2)
Provision for income taxes                8.2                 0.2         8.4

Loss before minority interest
and extraordinary items                 (30.7)               (2.9)      (33.6)
Minority Interest                         0.7                  -          0.7
Extraordinary items                       0.2                  -          0.2
Net loss                               $(31.6)              $(2.9)     $(34.5)

See notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet and Statement of Operations.

                        JORDAN INDUSTRIES, INC.
                    NOTES TO PRO FORMA CONDENSED
           CONSOLIDATED BALANCE SHEET AND STATEMENT OF OPERATIONS
                         ($ in millions)

1.The pro forma condensed consolidated balance sheet includes adjustments for the assets acquired and liabilities assumed in connection with the acquisition of Alma Products. The proforma adjustments also include an adjustment to goodwill of $65.5 million for the excess of purchase price over net assets acquired.

2.The pro forma condensed consolidated balance sheet includes an adjustment for the issuance of 10 3/8% senior notes and the repayment of outstanding borrowings under the Company's revolving credit facility as follows:

                                    As of December 31,
                                           1998

Net proceeds from note                     149.8
issuance

Repayment of borrowings                    (50.0)
under revolving credit
facility

3.The pro forma condensed consolidated statements of operations include an adjustment for the amortization of the preliminary purchase price allocated to the fair value net assets acquired as follows:

                                       For the
                                     Year Ended
                                    December 31,
                                        1998

Amortization -goodwill                  1.7

                              Page 7
                      JORDAN INDUSTRIES, INC.
                    NOTES TO PRO FORMA CONDENSED
          CONSOLIDATED BALANCE SHEET AND STATEMENT OF OPERATIONS
                        ($ in millions)



4.The pro forma condensed consolidated statements of operations also include the following adjustments:

                                      For the
                                    Year Ended
                                    December 31,
                                       1998

Incremental interest expense           16.1

Elimination of interest
expense related to revolving
credit facility                         3.8


Additional amortization of
deferred financing fees                 1.6

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              JORDAN INDUSTRIES, INC.


     April 30, 1999         By     /s/ Thomas C. Spielberger
                              Senior Vice President and
                              Principal Accounting Officer